UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 23, 2006

PRINTRONIX, INC.
(Exact name of issuer as specified in its charter)

DELAWARE	0-9321	95-2903992
(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification
Number)

14600 Myford Road, P.O. Box 19559, Irvine, California	92623
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 368-2300

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 23, 2006, Printronix, Inc. issued a press release announcing the declaration of a quarterly cash dividend of $0.07 per share to be paid on March 20, 2006 to shareholders of record as of March 6, 2006. A copy of the Company’s press release announcing this dividend declaration is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

99.	Press release of Printronix, Inc. dated February 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2006	Printronix, Inc.

	By:	/s/ George L. Harwood
George L. Harwood,
Senior Vice President,
Finance & IT, Chief
Financial Officer and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release of Printronix, Inc. dated February 23, 2006